UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 17, 2023

AURORA TECHNOLOGY ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41250	98-1624542
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Embarcadero Center, Suite 1449 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 550-0458

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value, $0.0001 per share, one Redeemable Warrant to acquire one-half of one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	ATAKU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	ATAK	The Nasdaq Stock Market LLC
Redeemable Warrants, each two warrants exercisable for one Class A ordinary share at $11.50 per share	ATAKW	The Nasdaq Stock Market LLC
Rights, each 10 rights entitling the holder thereof to one Class A ordinary share	ATAKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On November 15, 2023, Aurora Technology Acquisition Corp. (the “Company”) filed a definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) for the solicitation of proxies in connection with an extraordinary general meeting of the Company’s shareholders to be held on December 4, 2023 (the “Extraordinary General Meeting”) to consider and vote on, among other proposals, a business combination with DIH Holding US, Inc. (the “Business Combination Proposal”). The Business Combination Proposal is described in more detail in the Proxy Statement/Prospectus.

On November 17, 2023, the Company determined to postpone the Extraordinary General Meeting (the “Postponement”), originally scheduled to be held on December 4, 2023, to allow additional time for the Company to engage with its stockholders. The Extraordinary General Meeting will now be held on Monday, December 18, 2023 at 10:00 a.m., Eastern Time. There is no change to the location or the record date of the Extraordinary General Meeting. In connection with the Postponement, the right of the public shareholders of the Company to redeem their Class A ordinary shares for their pro rata portion of the funds available in the Company’s trust account has been extended to 5:00 p.m., Eastern Time, on December 14, 2023 (two business days before the postponed Extraordinary General Meeting) (the “Redemption Deadline Extension”).

Supplement to the Proxy Statement/Prospectus

The Company has determined to supplement the Proxy Statement/Prospectus as set forth below (the “Proxy Supplement”) to provide updated information about the Postponement and the Redemption Deadline Extension. There is no change to the location, the record date, or any of the proposals to be acted upon at the Extraordinary General Meeting.

SUPPLEMENT TO PROXY STATEMENT

OF

AURORA TECHNOLOGY ACQUISITION CORP.

Dated November 17, 2023

The following disclosures in this Current Report on Form 8-K supplement and should be read in conjunction with the disclosures contained in the Company’s definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”), filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Proxy Statement/Prospectus. All other information in the Proxy Statement/Prospectus remains unchanged.

As provided in the Proxy Statement/Prospectus, the Company is seeking shareholder approval of, among other things, a business combination with DIH Holding US, Inc. (the “Business Combination Proposal”). The purpose of the supplemental disclosures is to provide information about the postponement of the Extraordinary General Meeting related to the Proxy Statement/Prospectus.

Terms used herein, unless otherwise defined, have the meanings set forth in the Proxy Statement/Prospectus.

Extraordinary General Meeting Date

On November 17, 2023, the Company determined to postpone (the “Postponement”) the date of the Extraordinary General Meeting from December 4, 2023 to December 18, 2023. As a result of this change, the Extraordinary General Meeting will now be held on December 18, 2023 at 10:00 a.m. Eastern Time, at the offices of Dentons US LLP located at 1221 Avenue of the Americas, New York, New York 10020, and via a virtual meeting at https://www.cstproxy.com/auroraspac/egm2023, or at such other time, on such other date and at such other place to which the meeting may be further postponed or adjourned.

Extension of Redemption Deadline

As a result of the Postponement, the previously disclosed deadline of November 30, 2023 (two business days before the Extraordinary General Meeting) for delivery of redemption requests from the Company’s Class A ordinary shareholders to the Company’s transfer agent has been extended to December 14, 2023 (two business days before the postponed Extraordinary General Meeting). Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described in the Proxy Statement/Prospectus prior to 5:00 p.m., Eastern Time, on December 14, 2023.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events involving, or future performance of, the Company or DIH Holding US, Inc. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and DIH Holding US, Inc. and its management, as the case may be, are inherently uncertain. Certain risks and uncertainties are set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Proxy Statement/Prospectus and in other documents filed or to be filed with the SEC by the Company.

Additional Information and Where to Find It

The Company has filed with the SEC the Proxy Statement/Prospectus in connection with the Extraordinary General Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement/Prospectus and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Extraordinary General Meeting because these documents will contain important information about the Company and related matters. Shareholders may also obtain a free copy of the Proxy Statement/Prospectus, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement/Prospectus. You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report, except Exhibit 99.1 hereto, which shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2023

Aurora Technology Acquisition Corp.

By:	/s/ Zachary Wang
Name:	Zachary Wang
Title:	Chief Executive Officer and Chairman